UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020
____________________

KEMET Corporation
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

KEMET Tower, One East Broward Blvd., Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

(954) 766-2800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01	KEM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On February 20, 2020, KEMET Corporation, a Delaware corporation (“KEMET”), held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals described in detail in KEMET’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 14, 2020, as supplemented by KEMET’s proxy supplement filed on February 4, 2020. The final voting results for each proposal are set forth below. As of January 9, 2020, the record date for the Special Meeting, there were 58,267,253 shares of KEMET common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, there were 41,150,352 shares represented in person or by proxy, which number constituted a quorum.

Proposal 1 – Approval of the Merger Proposal

At the Special Meeting, KEMET’s stockholders approved the proposal (the “Merger Proposal”) to adopt the Agreement and Plan of Merger, dated as of November 11, 2019, by and among KEMET, Yageo Corporation and Sky Merger Sub Inc. (as may be amended from time to time, the “Merger Agreement”), and the vote was as follows:

For	Against	Abstain
39,386,512	1,742,349	21,491

Proposal 2 – Approval of the Executive Compensation Proposal

At the Special Meeting, KEMET’s stockholders approved the proposal to approve, by a non-binding, advisory vote, compensation that will or may become payable by KEMET to its named executive officers in connection with the merger, and the vote was as follows:

For	Against	Abstain
22,014,422	18,639,093	496,837

Proposal 3 – Approval of the Adjournment Proposal

In connection with the Special Meeting, KEMET also solicited proxies with respect to a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”). Because KEMET’s stockholders approved the Merger Proposal, as noted above, the Adjournment Proposal was rendered moot and not presented.

Item 8.01 Other Events.

On February 20, 2020, KEMET issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated as of February 20, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEMET Corporation

By:	/s/ William M. Lowe, Jr.
Name:	William M. Lowe, Jr.
Title:	Chief Executive Officer

Date: February 20, 2020